Exhibit 10.1

Execution Version

AMENDMENT NO. 6 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of May 26, 2015 (this “Amendment”), by and among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, Cliffstar LLC, a Delaware limited liability company, Cott Beverages Limited, a company organized under the laws of England and Wales, and DS Services of America, Inc., a Delaware corporation, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee, JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and General Electric Capital Corporation, as Co-Collateral Agent, and each of the other parties party hereto. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Amended Credit Agreement referred to below.

WITNESSETH

WHEREAS, the Borrowers, the other Loan Parties, the Lenders, the Administrative Agent, the UK Security Trustee, the Administrative Collateral Agent, the Co-Collateral Agent, and the other parties party thereto, are parties to that certain Credit Agreement, dated as of August 17, 2010 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 19, 2012, as further amended by that certain Amendment No. 2 to Credit Agreement, dated as of July 19, 2012, as further amended by that certain Amendment No. 3 to Credit Agreement, dated as of October 22, 2013, as further amended by that certain Amendment No. 4 to Credit Agreement, dated as of May 28, 2014, as further amended by Amendment No. 5 dated as of December 12, 2014 and as may be further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as amended by this Amendment, the “Amended Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party hereto is willing to agree to amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.

I. Amendments to Credit Agreement. Effective as of the Amendment No. 6 Effective Date (as defined below), each party hereto hereby agrees that the Credit Agreement shall be and hereby is amended as follows:

1. The introductory paragraph to the Credit Agreement is hereby amended by deleting the phrase “and as further amended by Amendment No. 5, dated as of December 12, 2014” and replacing it with the phrase “as further amended by Amendment No. 5, dated as of December 12, 2014, and as further amended by Amendment No. 6 dated as of May 26, 2015”.

2. The definition of “Canadian Prime Rate” is hereby amended by adding the following proviso at the end of such definition:

“; provided that, if any of the foregoing rates described in this definition shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.

3. The definition of “CDOR Rate” is hereby amended by adding the following proviso at the end of such definition:

“; provided further that, if any of the foregoing rates described in this definition shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.

4. The definition of “Federal Funds Effective Rate” is hereby amended by adding the following proviso to the end of such definition:

“; provided that, if any of the foregoing rates described in this definition shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.

5. The definition of “LIBO Rate” is hereby amended by adding the following proviso to the end of such definition:

“; provided further that, if any of the foregoing rates described in this definition shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.

6. The definition of “Prime Rate” is hereby amended by adding the following proviso at the end of such definition:

“; provided that, if such rate shall be less than zero, the Prime Rate shall be deemed to be zero for purposes of this Agreement”.

7. The definition of “Indebtedness” is hereby amended by adding the following language after the phrase “(a) obligations of such Person for borrowed money or with respect to deposits”:

“(other than customary customer deposits in the ordinary course of business)”.

8. The definition of “Northeast Retail Group” is hereby deleted in its entirety and replaced with the following definition:

“Northeast Retail Group” means (a) prior to the Northeast Transition Date, Northeast Retailer Brands LLC, Cott NE Holding Inc. and Northeast Finco, Inc. and (b) thereafter, Northeast Retailer Brands LLC.

9. The definition of Unrestricted Subsidiary” is hereby amended by adding the following phrase immediately before the period at the end of such definition:

“, and provided, further, that on and after the Northeast Transition Date, Cott NE Holding Inc. and Northeast Finco, Inc. shall not constitute Unrestricted Subsidiaries”.

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10. The definition for “EBITDA” is hereby amended by adding the following language immediately before the phrase “minus without duplication”:

“and (xi) the amount of any non-recurring restructuring charge, reserve, integration cost, or other business optimization expense or cost (including one-time charges directly related to implementation of cost-savings initiatives), that is deducted (and not added back) in such period in computing Net Income including, without limitation, those one-time charges related to severance, retention, signing bonuses and relocation, in an amount not to exceed $20,000,000 in the aggregate for all such transactions during any four consecutive fiscal quarters,”

11. The following definitions are hereby added to the Credit Agreement in appropriate alphabetical order:

““2015 Reorganization Disclosure Letter” means that certain letter, originally dated the Amendment No. 6 Effective Date, from the Company to the Agents and the Lenders, which letter shall (a) attach as Annex A thereto slides detailing the then current draft of each step of the 2015 Reorganization and (b) attach as Annex B thereto the final organizational structure of the Company as of the date that the 2015 Reorganization is completed, as such letter may be amended, with the consent of the Administrative Agent in its sole discretion, and such letter and any such amendments shall be in form and substance satisfactory to the Administrative Agent in its discretion.”

““2015 Reorganization” means an internal reorganization of the Company and its Subsidiaries, to be completed no later than December 31, 2015 (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), satisfactory to the Administrative Agent in its discretion, and substantially in the order of and substantially in compliance with the steps set forth in, and resulting in a corporate structure of the reorganized entities substantially as set forth in, the 2015 Reorganization Disclosure Letter, which reorganization may include, among other intercompany transactions involving Indebtedness and Equity Interests of the Company and its Subsidiaries, the following intercompany Indebtedness:

(a) certain intercompany promissory notes and intercompany accounts receivable (which intercompany promissory notes and intercompany accounts receivable shall be subordinated to the Secured Obligations to the extent required under Section 6.01(e)) among any or all of (i) the Loan Parties and (ii) direct wholly-owned Subsidiaries of any Loan Party that pursuant to the 2015 Reorganization shall be merged into or become Loan Parties within 5 Business Days (or such longer period as may be agreed to by the Administrative Agent in its sole discretion) of the date such Person is formed or acquired as a direct wholly-owned Subsidiary of a Loan Party, in each case as substantially set forth in the 2015 Reorganization Disclosure Letter, each in approximately the amounts

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set forth in the 2015 Reorganization Disclosure Letter, and each of which shall be transferred to or held by a Loan Party and pledged and delivered to the Administrative Collateral Agent in accordance with the terms of the Loan Documents, or cancelled prior to the completion of the 2015 Reorganization, in each case in form and substance satisfactory to the Administrative Agent in its discretion; and

(b) certain other intercompany promissory notes among the Loan Parties specified in the 2015 Reorganization Disclosure Letter in approximately the amounts set forth in the 2015 Reorganization Disclosure Letter, each of which shall be owned by a Loan Party and pledged and delivered to the Administrative Collateral Agent in accordance with the terms of the Loan Documents or cancelled prior to the completion of the 2015 Reorganization, in each case in form and substance satisfactory to the Administrative Agent in its discretion;

provided that, both before and after giving effect to the 2015 Reorganization, and at all times during the 2015 Reorganization, the following conditions shall be satisfied:

(i) no Default shall have occurred and be continuing;

(ii) subject to Section IV of Amendment No. 6 and clauses (iii) and (vi) of this definition, any Collateral (including cash) shall remain subject to (or, in the case of Collateral created as part of any step of the 2015 Reorganization, shall become subject to, at or prior to the time such step is effected) a perfected security interest of the Administrative Collateral Agent, subject to the Permitted Perfection Limitations, in accordance with the terms of the Loan Documents, and the validity, perfection and priority of such security interest shall not be impaired by or in connection with the 2015 Reorganization;

(iii) no Person involved in any step of the 2015 Reorganization that is not a Loan Party, solely for the period of time that such Person is not a Loan Party, shall hold or own any assets or any Collateral other than Equity Interests of a Loan Party and intercompany promissory notes and intercompany accounts receivable (which intercompany promissory notes and intercompany accounts receivable shall be subordinated to the Secured Obligations to the extent required under Section 6.01(e)), in each case solely to the extent in compliance with and required to complete the 2015 Reorganization;

(iv) the 2015 Reorganization shall be completed no later than the close of business on the 15th Business Day after the initiation of the first step of the 2015 Reorganization (or such longer period as may be (x) required by Governmental Authority or applicable law for a direct wholly-owned UK or Luxembourgian

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Subsidiary of a Loan Party to comply with UK or Luxembourgian corporate formalities, as applicable, in order to complete any step of the 2015 Reorganization or (y) agreed to by the Administrative Agent in its sole discretion) substantially as set forth in the 2015 Reorganization Disclosure Letter;

(v) the 2015 Reorganization shall be permitted under the Water Preferred Shares Documents, the 2014 Indenture, the Water Secured Notes Indenture, the Cott Unsecured Notes Indenture and any Replacement Indenture;

(vi) subject to Section IV.1 of Amendment No. 6, the Company shall have provided all notices and certificates required to be delivered, within the time period required to be delivered, to the applicable Agent, under the Loan Documents (including, but not limited to, Section 4.15 of the U.S. Security Agreement); provided that the Administrative Agent may, in its sole discretion, waive in writing in advance any such notice period as permitted by Section VII(9) of Amendment No. 6; and

(vii) each Person involved in any step of the 2015 Reorganization shall be a Loan Party at all times during such step and at all times thereafter as is required pursuant to the terms of the Loan Documents (without regard to any grace periods set forth in Section 5.13) and otherwise at all times during which such Person holds or owns any Collateral; provided that if any such step involves the merger, dissolution or similar transaction that results in such Person ceasing to exist, then such transaction shall be permitted so long as any Collateral held or owned by such person immediately prior to such transaction is transferred to or becomes property of a Loan Party (that will be a Loan Party during and after such step) prior to or as part of such transaction; provided, further, that each Person involved in any step of the 2015 Reorganization that is (i) not a Loan Party and (ii) a direct wholly-owned Subsidiary of any Loan Party formed for the purpose of the 2015 Reorganization, shall have five (5) Business Days after the date on which such Person was formed or acquired as a direct wholly-owned Subsidiary of a Loan Party to become a Loan Party by, subject to Section IV.2 of Amendment No. 6, executing and delivering to the Administrative Agent a Joinder Agreement and such other documents as are required in connection therewith in accordance with Section 5.13 (without regard to any time periods set forth therein).

The Administrative Collateral Agent or the UK Security Trustee, as applicable, is hereby authorized to file UCC financing statements or similar filings or registrations as the Administrative Agent reasonably determines is advisable in connection with the steps contemplated by the 2015 Reorganization.”

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““Amendment No. 6” means Amendment No. 6 to Credit Agreement, dated as of May 26, 2015, among the Loan Parties party thereto, the Lenders party thereto, the Agents, and the Swingline Lenders and Issuing Banks party thereto.”

““Amendment No. 6 Effective Date” has the meaning assigned to such term in Amendment No. 6.”

““Northeast Transition Date” means the date that Cott NE Holding Inc. transfers any or all of the Equity Interests that it owns in Northeast Retailer Brands LLC to Cott Beverages pursuant to a transaction or series of transactions permitted under this Agreement.”

““Specified 2015 Sale and Leaseback Transaction” means (a) a sale to a Person who is not an Affiliate of the Borrowers of one or more parcels of real estate located in the United States and owned by a Loan Party that (i) are not subject to a Mortgage in favor of a Collateral Agent and (ii) are included on the list set forth on Exhibit H, or otherwise are reasonably acceptable to Administrative Agent in its discretion, and (b) the subsequent leasing of such parcels by one or more Loan Parties from the purchaser, and in each case that otherwise complies with Section 6.06 and the other terms of the Loan Documents.”

12. Section 2.11(c)(3)(iii) of the Credit Agreement is hereby amended by adding the following phrase immediately after the phrase “3 Business Days”:

“(or, in the case of Net Proceeds arising from the issuance of Qualified Equity Interests that have been designated in the officer’s certificate described in this clause (3) to be applied to voluntarily redeem or repurchase all or a portion of the Water Preferred Shares, 30 Business Days (or such longer period as may be agreed to by the Administrative Agent))”.

13. Section 6.02 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of the clause (n) thereof, (b) by deleting the period at the end of the clause (o) thereof, replacing it with a semicolon and adding the word “and” at the end thereof, and (c) adding the following clause (p) immediately after clause (o) thereof:

“(p) Liens on Net Proceeds received from the issuance by the Company of Qualified Equity Interests (in an aggregate amount at any time not to exceed the amount required to redeem in full the Water Preferred Shares at such time) or other cash of the Loan Parties which does not constitute Borrowings or proceeds thereof (in an aggregate amount at any time, when combined with the aggregate amount of Net Proceeds from the issuance of Qualified Equity Interests referenced above, not to exceed the amount required to redeem in full the Water Preferred Shares at such time), which Net Proceeds or other cash shall be maintained in a trust or escrow account of Computershare Limited solely for the purpose of redeeming the Water Preferred Shares in accordance with the redemption provisions set forth in the amendment to the Company’s articles referred to in clause (i) of the definition of Water Preferred Share Documents; provided that (i) a notice of redemption has been delivered to the holders of the

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Water Preferred Shares for the redemption of a portion of the Water Preferred Shares in an amount equal to such Net Proceeds or such other cash, as applicable, and such notice remains effective or (ii) such portion of the Water Preferred Shares has been purchased or redeemed in full by the Company and is no longer outstanding or is no longer deemed outstanding pursuant to the redemption provisions of such amendment to the Company’s articles.”

14. Section 6.04(u) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(u) investments, loans and advances described in the 2015 Reorganization Disclosure Letter solely to the extent in compliance with and required to complete the 2015 Reorganization;”.

15. Section 6.05(l) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(l) the conveyance, sale, assignment, transfer or other disposition by Cott NE Holding Inc. of any or all of the Equity Interests that it owns in Northeast Retailer Brands LLC to Cott Beverages;”.

16. Section 6.06 of the Credit Agreement is hereby amended by adding the following phrase immediately before the period at the end of such Section:

“; provided that such 180 day requirement shall not apply to the Specified 2015 Sale and Leaseback Transaction”.

17. Section 6.09(a) of the Credit Agreement is hereby amended by:

(a) deleting the first reference in clause (iv) of the phrase “calendar year” and replacing it with the phrase “twelve month period”;

(b) in clause (iv) thereof, (i) adding the phrase “unless all outstanding Water Preferred Shares are repurchased or redeemed in such twelve month period; provided that no Borrowing or any proceeds thereof shall be used for any such repurchase or redemption)” immediately after the phrase “shall not exceed $100,000,000”, (ii) deleting the phrase “, except in the case of a repurchase or redemption of Water Preferred Shares,” from subclause (B) thereof, and (iii) adding the following phrase at the end of clause (iv):

“; provided that, solely with respect to the Water Preferred Shares, at least 3 Business Days (or such shorter period as the Administrative Agent may agree in its discretion) prior to depositing any amount into an escrow account that complies with the requirements in Section 6.02(p), the Company shall have delivered to the Administrative Agent a written notice setting forth the amount to be deposited and certifying that such deposit shall be in accordance with Section 6.02(p), and that at the time of such deposit, each of the requirements set forth in subclauses (A), (B) (without regard to the thirty day lookback) and (C) of this clause (iv) shall be satisfied as though such repurchase or redemption has occurred on the date of such deposit”.

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(c) deleting the word “and” immediately before the phrase “(v) any Restricted Subsidiary”;

(d) adding the phrase “, and (vi) the Restricted Payments described in the 2015 Reorganization Disclosure Letter shall be permitted to the extent in compliance with and required to complete the 2015 Reorganization” immediately before the phrase “; provided that in the event that any Restricted Payment is made to any Interim Holdco”; and

(e) adding the phrase “such Restricted Payment is in compliance with and required to complete the 2015 Reorganization or” immediately before the phrase “the Administrative Agent and the Co-Collateral Agent” in the proviso to such Section 6.09(a).

18. Section 6.10 of the Credit Agreement is hereby amended by (a) adding the phrase “, (u)” immediately after the phrase “(p), (q), (r)” in clause (c) thereof, (b) deleting the word “and” immediately before the phrase “(h) any issuances of securities”, and (c) adding the phrase “and (i) transactions made between or among any Loan Party and any direct wholly-owned Subsidiary of a Loan Party solely to the extent in compliance with and required to complete the 2015 Reorganization” at the end of such Section 6.10.

19. Section 6.15 of the Credit Agreement is hereby amended by adding the following phrase at the end thereof:

“Notwithstanding anything in this Section 6.15 to the contrary, each Interim Holdco may own the assets and incur the liabilities described in the 2015 Reorganization Disclosure Letter solely to the extent in compliance with and required to complete the 2015 Reorganization.”

20. The Exhibits of the Credit Agreement are hereby amended by adding Exhibit H attached to this Amendment as Exhibit H to the Amended Credit Agreement.

II. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the first date (the “Amendment No. 6 Effective Date”) on which each of the following conditions precedent have been satisfied:

1. The Administrative Agent (or its counsel) shall have received either (A) a counterpart of this Amendment signed by each Borrower, each other Loan Party, the Agents, the Issuing Banks, the Swingline Lenders, and the Required Lenders or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or pdf transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment.

2. The Administrative Agent and the Collateral Agents shall have received copies of the most recent financial statements, projections and reports required to be delivered pursuant to Section 5.01 of the Credit Agreement.

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3. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Amendment No. 6 Effective Date and executed by its Secretary, Assistant Secretary or Director, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers, as applicable, and any other officers of such Loan Party authorized to sign this Amendment and the Loan Documents to which it is a party, and (C) to the extent not previously delivered to the Administrative Agent attached to a similar certificate, contain appropriate attachments, including the certificate or articles of incorporation, articles of association or organization of each Loan Party, together with all amendments thereto except in the case where consolidated articles of association are provided, certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws, memorandum and articles of association or operating, management or partnership agreement (or other equivalent organizational documents), together with all amendments thereto, and (ii) a short form or long form certificate of good standing, status or compliance (or confirmation that telephonic and online searches have been conducted at the English Central Index of Winding Up Petitions and UK Companies House respectively on the Amendment No. 6 Effective Date with respect to the Loan Parties organized under the laws of England and Wales), as applicable, together with any bring-down certificates, confirmations or facsimiles, if any, for each Loan Party from its jurisdiction of organization, each dated a recent date on or prior to the Amendment No. 6 Effective Date.

4. The Administrative Agent shall have received a certificate, signed by the chief financial officer or treasurer of the Borrower Representative on behalf of each Borrower on the Amendment No. 6 Effective Date certifying, as of the Amendment No. 6 Effective Date, after giving effect to this Amendment, that: (i) no Default has occurred and is continuing under any Loan Document, (ii) the representations and warranties contained in the Loan Documents and in Section III of this Amendment, in each case are true and correct in all material respects as of such date (or, if such representations and warranties are as of a prior date, were true and correct in all material respects as of such prior date), (iii) the amendments contemplated by this Amendment are permitted pursuant to each of the 2014 Indenture, the 2014 Notes, the Cott Unsecured Notes, the Water Secured Notes, and the Water Preferred Shares, and (iv) certifying any other factual matters as may be reasonably requested by the Administrative Agent (including as to the matter set forth in clause 7 of this Section II).

5. The Lenders, the Collateral Agents and the Administrative Agent shall have received all fees required to be paid, including pursuant to Section VI hereof, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Amendment No. 6 Effective Date.

6. The Administrative Agent shall have received a solvency certificate, in form and substance satisfactory to the Administrative Agent, from a Financial Officer.

7. At the time of and immediately after giving effect to this Amendment, the Borrowers’ Aggregate Availability shall not be less than 15% of the Line Cap.

8. The Administrative Agent shall have received such other documents as the Administrative Agent, the Disbursement Agent, any Issuing Bank, any Lender or their respective counsel may have reasonably requested.

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III. Representations and Warranties of the Loan Parties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each Lender and each Agent as of the date hereof as follows:

1. Each Loan Party has the legal power and authority to execute and deliver this Amendment and the officers of each Loan Party executing this Amendment have been duly authorized to execute and deliver the same and bind such Loan Party with respect to the provisions hereof.

2. This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.

3. This Amendment and the Amended Credit Agreement each constitutes the legal, valid and binding obligations of each Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under this Amendment, the Amended Credit Agreement and under the other Loan Documents to which it is a party and the consummation of the transactions contemplated by this Amendment, the Amended Credit Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law or conflict with any Certificate of Incorporation, By-Laws, or other organizational or governing documents (including, without limitation, the Memorandum and Articles of Association), in each case applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any indenture or other agreement governing Indebtedness or any other material agreement or other instrument binding upon any Loan Party or any of its Restricted Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Restricted Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Restricted Subsidiaries, except Liens created pursuant to the Loan Documents.

5. Each Borrower and each other Loan Party hereby reaffirms all covenants and the representations and warranties contained in the Loan Documents and in this Section III and agrees and confirms that all such representations and warranties are true and correct in all material respects on and as of the date of this Amendment as though made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date.

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IV. Post-Closing Covenants.

1. Notwithstanding anything to the contrary in the Amended Credit Agreement, no later than 15 days following the Northeast Transition Date (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), to the extent not previously provided to the Administrative Agent or Administrative Collateral Agent, as applicable, such Agent shall have received from Cott NE Retail Holding Inc. and Northeast Finco, Inc. (the “Joining Companies”) (i) a Joinder Agreement, together with such other agreements, security documents, secretary’s certificates, officer’s certificates, resolutions and opinions of counsel, in each case as may be reasonably required by the Administrative Agent, (ii) certificates representing the shares of Equity Interests owned by any Joining Companies together with undated stock powers for such certificates executed in blank by a duly authorized officer of the pledgor thereof, and (iii) promissory notes, if any, owned or held by any Joining Company, endorsed without recourse in blank or accompanied by an executed transfer form in blank by the pledgor thereof; provided, however, that no Joining Company shall be required to pledge any Equity Interests that it owns in Northeast Retailer Brands LLC so long as such Equity Interests constitute Excluded Assets (as defined in the U.S. Security Agreement) under clause (f) of such definition. For purposes of this Section IV, an officer is duly authorized to execute such stock power, allonge or transfer form if he or she is serving in the capacity set forth on such power or transfer form at the time such power or transfer form is delivered to the Administrative Collateral Agent.

2. Notwithstanding anything to the contrary in any other Loan Document, no later than 30 days following the completion of the 2015 Reorganization (or such longer period as may be agreed to by the Administrative Agent and each Collateral Agent, each in its sole discretion), to the extent not previously provided to the Administrative Collateral Agent or the UK Security Trustee, as applicable, such Agent shall have received (i) stock certificates and stock powers or stock transfer forms, as applicable, for each certificate representing the shares of Equity Interests transferred or created and in existence upon the completion of the 2015 Reorganization, in the case of each stock power or stock transfer form, executed in blank by a duly authorized officer of the pledgor thereof, (ii) promissory notes and allonges or transfer forms, as applicable, for each promissory note transferred or created and in existence upon the completion of the 2015 Reorganization, in the case of each allonge or transfer form, executed in blank by a duly authorized officer of the pledgor thereof, (iii) a certificate of the Loan Parties signed by an authorized officer of the Company certifying as to the accuracy and completeness of, and attaching, an updated Schedule 3.15 to the Credit Agreement together with a redline against the original Schedule 3.15 to the Credit Agreement solely reflecting changes to the ownership of the Equity Interests and intercompany Indebtedness of the Loan Parties and their respective Restricted Subsidiaries resulting from the 2015 Reorganization (such updated Schedule 3.15, the “Reorganization Schedule”), and (iv) to the extent not previously required to be provided, such security agreements, control agreements and other documents as may be reasonably requested by the Administrative Agent in order to create and perfect a security interest in favor of the Administrative Collateral Agent, subject to the Permitted Perfection Limitations, in accordance with the terms of the Loan Documents.

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V. Reference to and Effect on the Credit Agreement.

1. Upon the effectiveness of this Amendment pursuant to Section II above, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified hereby.

2. Except as specifically amended or modified by this Amendment, the Reaffirmation Agreements executed in connection herewith, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

3. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any other Agent, the Issuing Banks, the Swingline Lenders, or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, any other Loan Document, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

VI. Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Co-Collateral Agent, incurred by any Agent and any of its Affiliates in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith. To the extent invoiced on or before the Amendment No. 6 Effective Date, all costs and expenses in connection with this Amendment are due on or prior to the Amendment No. 6 Effective Date.

VII. Miscellaneous.

1. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND ANY DISPUTE BETWEEN ANY BORROWER AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT, THE AMENDED CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS).

2. Waiver. To induce the Administrative Agent, the other Agents, the Issuing Banks, the Swingline Lenders and the Lenders to enter into this Amendment, each Loan Party further acknowledges that it has no actual or potential defense, offset, claim, counterclaim or cause of action against the Administrative Agent or any other Agent or Lender for any actions or events occurring on or before the date hereof, and each Loan Party hereby waives and releases any right to assert same.

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3. Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

4. Terms Generally. References in this Amendment, the Credit Agreement and the Amended Credit Agreement to the words “clause” and “paragraph” shall be construed to have the same meaning.

5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by other electronic image scan transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by facsimile or by other electronic image scan transmission be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by facsimile or other electronic image scan transmission.

6. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Amended Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Amended Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Amended Credit Agreement or any of the other Loan Documents.

7. Amendment Constitutes Loan Document. This Amendment and each Reaffirmation Agreement executed in connection herewith shall constitute a “Loan Document” for purposes of the Credit Agreement, the Amended Credit Agreement and the other Loan Documents.

8. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 6 Effective Date, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the administrative agent to treat the Amended Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

9. Lender Authorization. The Required Lenders and each Agent (other than the Administrative Agent), hereby authorizes the Administrative Agent, on its behalf and on behalf of the Lenders or other Agent, in the Administrative Agent’s sole discretion, to waive in advance any prior notice requirements under the Loan Documents in respect of any merger, conversion, dissolution, or other transaction effected pursuant to the 2015 Reorganization, to the extent that the reorganization steps are described in the 2015 Reorganization Disclosure Letter on the date hereof or are amended after the date hereof to reflect such transaction with the consent of the Administrative Agent in its sole discretion.

13

VIII. Reaffirmation

1. Reaffirmation of Obligations and Liabilities. Each Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment No. 5 on the Amendment No. 6 Effective Date, all of its respective obligations under each of the Loan Documents to which such Loan Party is a party are reaffirmed, and remain in full force and effect on a continuous basis, without novation. Each Loan Party acknowledges that the guarantees, obligations and liabilities of such Loan Party under the Credit Agreement continue in full force and effect on a continuous basis without novation, unpaid and undischarged, except as expressly provided in the Amended Credit Agreement, pursuant to the Amended Credit Agreement.

2. Reaffirmation of Liens. As of the Amendment No. 6 Effective Date, each Loan Party reaffirms each Lien it granted in favor of the Administrative Collateral Agent or UK Security Trustee, as applicable for the benefit of the Secured Parties and any Liens that were otherwise created or arose in favor of the Administrative Collateral Agent for the benefit of the Secured Parties, and reaffirms each other right and obligation, in each case, under or as set forth in each of the Loan Documents to which such Loan Party is a party, which shall continue in full force and effect during the term of the Amended Credit Agreement and any amendments, amendments and restatements, supplements or other modifications thereof and shall continue to secure the Secured Obligations of the Loan Parties, including, without limitation, all Obligations as defined in the Amended Credit Agreement, and secure the obligations of the other Loan Parties under each Loan Document, in each case, on and subject to the terms and conditions set forth in the Amended Credit Agreement and the other Loan Documents.

[The remainder of this page is intentionally blank.]

14

Execution Version

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWERS:

COTT CORPORATION CORPORATION COTT

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

COTT BEVERAGES INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

CLIFFSTAR LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

COTT BEVERAGES LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

Signature page to Amendment No. 6 to Credit Agreement

DS SERVICES OF AMERICA, INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

OTHER LOAN PARTIES:

156775 CANADA INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

967979 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

804340 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

2011438 ONTARIO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

COTT RETAIL BRANDS LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT EUROPE TRADING LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT PRIVATE LABEL LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT NELSON (HOLDINGS) LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT (NELSON) LIMITED

By	/s/ Gregory Leiter
	Name:	Gregory Leiter
	Title:	Director

COTT USA FINANCE LLC

By	/s/ Ceaser Gonzalez
	Name:	Ceaser Gonzalez
	Title:	President

COTT HOLDINGS INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

INTERIM BCB, LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

COTT VENDING INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

COTT INVESTMENT, L.L.C.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

COTT U.S. ACQUISITION LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

COTT ACQUISITION LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

STAR REAL PROPERTY LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

CAROLINE LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

COTT UK ACQUISITION LIMITED

By	/s/ Joanne Lloyd-Davies
	Name:	Joanne Lloyd-Davies
	Title:	Director

COTT ACQUISITION LIMITED

By	/s/ Joanne Lloyd-Davies
	Name:	Joanne Lloyd-Davies
	Title:	Director

COTT LUXEMBOURG S.A R.L.
a company incorporated in Luxembourg, with a share capital of USD 3,536,337.84, having its registered office at

595, rue de Neudorf, L-2220 Luxembourg, RCS Luxembourg B 162397

By	/s/ Joanne Lloyd-Davies
	Name:	Joanne Lloyd-Davies
	Title:	Class A Manager

COTT DEVELOPMENTS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COOKE BROS HOLDINGS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COOKE BROS. (TATTENHALL) LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

CALYPSO SOFT DRINKS LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

TT CALCO LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

MR FREEZE (EUROPE) LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COTT VENTURES UK LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

COTT VENTURES LIMITED

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Director

AIMIA FOODS HOLDINGS LIMITED

By	/s/ Joanne Lloyd-Davies
	Name:	Joanne Lloyd-Davies
	Title:	Director

AIMIA FOODS LIMITED

By	/s/ Joanne Lloyd-Davies
	Name:	Joanne Lloyd-Davies
	Title:	Director

AIMIA FOODS GROUP LIMITED

By	/s/ Joanne Lloyd-Davies
	Name:	Joanne Lloyd-Davies
	Title:	Director

STOCKPACK LIMITED

By	/s/ Joanne Lloyd-Davies
	Name:	Joanne Lloyd-Davies
	Title:	Director

AIMIA FOODS EBT COMPANY LIMITED

By	/s/ Joanne Lloyd-Davies
	Name:	Joanne Lloyd-Davies
	Title:	Director

DS SERVICES HOLDINGS, INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

DS Customer Care, LLC

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

DSS GROUP, INC.

By	/s/ Jason Ausher
	Name:	Jason Ausher
	Title:	Chief Accounting Officer and
Vice President

JPMORGAN CHASE BANK, N.A.,
individually, as an Issuing Bank, as a
Swingline Lender and as a Lender

By	/s/ Lisa A. Morrison
	Name:	Lisa A. Morrison
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as Administrative
Collateral Agent

By	/s/ Lisa A. Morrison
	Name:	Lisa A. Morrison
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Agostino A. Marchetti
	Name:	Agostino A. Marchetti
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
LONDON BRANCH, as an Issuing Bank, as a Swingline Lender and as a Lender

By	/s/ Timothy I. Jacob
	Name:	Timothy I. Jacob
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
LONDON BRANCH, as UK Security
Trustee

By	/s/ Timothy I. Jacob
	Name:	Timothy I. Jacob
	Title:	Senior Vice President

BANK OF AMERICA, N.A.,
as Documentation Agent and as a Lender

By	/s/ Andrew A. Doherty
	Name:	Andrew A. Doherty
	Title:	Senior Vice President

BANK OF AMERICA, N.A., CANADA BRANCH, as a Lender

By	/s/ Sylwia Durkiewicz
	Name:	Sylwia Durkiewicz
	Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent and as a Lender

By	/s/ Steven B. Flowers
	Name:	Steven B. Flowers
	Title:	Duly Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

By	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Director

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By	/s/ Mark Bradford
	Name:	Mark Bradford
	Title:	Vice President

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Lender

By	/s/ David G. Phillips
	Name:	David G. Phillips
	Title:	Senior Vice President
Credit Officer, Canada
Wells Fargo Capital Finance
Corporation Canada

WELLS FARGO BANK, N.A. (LONDON BRANCH), as a Lender

By	/s/ N B Hogan
	Name:	N B Hogan
	Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Todd Milenius
	Name:	Todd Milenius
	Title:	Vice President

PNC BANK, CANADA BRANCH,
as a Lender

By	/s/ Michael Etienne
	Name:	Michael Etienne
	Title:	Senior Vice President

Exhibit H

Sale and Leaseback Properties

Address	City / State	Owner

11811 Highway 67	Lakeside, CA	DS Services of America, Inc.
1761 Newport Road	Ephrata, PA	DS Services of America, Inc.
27815 Highway Blvd	Katy, TX	DS Services of America, Inc.
6055 South Harlem Avenue	Chicago, IL	DS Services of America, Inc.
6155 South Harlem Avenue	Chicago, IL	DS Services of America, Inc.
6750 Discovery Boulevard	Mableton, GA	DS Services of America, Inc.
193 Mauney Road	Blairsville, GA	Cott Beverages Inc.
1001 10th Avenue	Columbus, GA	Cott Beverages Inc.
1990 Hood Road	Greer, SC	Cliffstar LLC
One Cliffstar Avenue	Dunkirk, NY	Star Real Property LLC
3502 Enterprise Avenue	Joplin, MO	Cliffstar LLC

Exhibit H